AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2003

                                               Registration No. 333-____________

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                          WEBSTER FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                         (State or other jurisdiction of
                         incorporation or organization)

                                   06-1187536
                      (IRS employer identification number)

                                  WEBSTER PLAZA
                          WATERBURY, CONNECTICUT 06702
                                 (203) 578-2476
                    (Address of Principal Executive Offices)

                            ------------------------

                      WEBSTER BANK EMPLOYEE INVESTMENT PLAN
                            (Full Title of the Plan)

                              ---------------------
                                William J. Healy
                          Webster Financial Corporation
                                  Webster Plaza
                          Waterbury, Connecticut 06702
                                 (203) 578-2476
            (Name, address and telephone number of Agent for Service)

                                    Copy to:

                              Stuart G. Stein, Esq.
                             Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C. 20004-1109
                                 (202) 637-8575

                             -----------------------


                                                   CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------
                                                 AMOUNT         PROPOSED MAXIMUM     PROPOSED MAXIMUM      AMOUNT OF
    TITLE OF EACH CLASS OF SECURITIES            TO BE           OFFERING PRICE     AGGREGATE OFFERING   REGISTRATION
             TO BE REGISTERED                  REGISTERED          PER SHARE               PRICE              FEE
-----------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share        375,000 (1)       $36.87 (2)           $13,826,250 (2)       $1,118.54
-----------------------------------------------------------------------------------------------------------------------

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(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this
Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended based on the average of the high and low price on April 25, 2003.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

                  This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 375,000 shares of Webster Financial Corporation's common stock, par value $.01 per share to be issued pursuant to the Webster Bank Employee Investment Plan ("401(k) Plan").

                  The contents of the Registration Statement on Form S-8 (No. 33-38286) relating to the 401(k) Plan filed with the Securities and Exchange Commission on January 10, 1991 are incorporated by reference herein.

ITEM 8.           EXHIBITS.

   Exhibit
     No.                                   Exhibit
   -------                                 -------

     4.1 Webster Bank Employee Investment Plan, as amended and restated as of October 22, 2001.

     4.2        Adoption Agreement, dated October 22, 2001.

     4.3        Amendment No. 1 to the Plan, dated December 17, 2001.

     4.4        Amendment No. 2 to the Plan, dated May 10, 2002.

     4.5        Amendment No. 3 to the Plan, dated July 22, 2002.

     4.6        Amendment No. 4 to the Plan, dated October 2, 2002.

     4.7        Amendment No. 4(a) to the Plan, dated December 16, 2002.

     4.8        Amendment No. 5 to the Plan, dated December 16, 2002.

     4.9        Amendment No. 6 to the Plan, dated December 16, 2002.

     4.10        Amendment No. 7 to the Plan, dated December 16, 2002.

     4.11       Amendment No. 8 to the Plan, dated February 26, 2003.

     4.12       Second Restated Certificate of Incorporation (filed as Exhibit
                3.1 to the Corporation's Annual Report on Form 10-K filed with the SEC on March 29, 2000 and incorporated herein by reference).

     4.13 Certificate of Amendment (filed as Exhibit 3.2 to the Corporation's Annual Report on Form 10-K filed with the SEC on March 29, 2000 and incorporated herein by reference).

     4.14 Bylaws, as amended (filed as Exhibit 3 to the Corporation's Registration Statement on Form S-8 filed with the SEC on July 25, 2000 and incorporated herein by reference).

      5         IRS Determination Letter.

      23        Consent of KPMG LLP.

      24        Power of Attorney (included on signature page).

                                   SIGNATURES

                  Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Waterbury state of Connecticut, on this 30th day of April, 2003.

                                   WEBSTER FINANCIAL CORPORATION


                                   By:  /s/ James C. Smith
                                        ----------------------------------------
                                        James C. Smith
                                        Chairman and Chief Executive Officer

                  Each person whose signature appears below appoints James C. Smith or Harriet Munrett Wolfe, jointly and severally, each in his or her own capacity, as true and lawful attorneys-in-fact, with full power or substitution in such person's name, place and stead, in any and all capacities to sign any amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



Signature                                                           Title
---------                                                           -----

/s/ James C. Smith                                 Chairman and Chief Executive Officer and Director
------------------------------------------------   (Principal Executive Officer)
James C. Smith



/s/ William J. Healy                               Executive Vice President and Chief Financial Officer
------------------------------------------------   (Principal Financial Officer and Principal Accounting Officer)
William J. Healy



/s/ Joel S. Becker                                 Director
------------------------------------------------
Joel S. Becker

/s/ William T. Bromage                             Director
------------------------------------------------
William T. Bromage


/s/ George T. Carpenter                            Director
------------------------------------------------
George T. Carpenter




/s/ John J. Crawford                               Director
------------------------------------------------
John J. Crawford

/s/ Robert A. Finkenzeller                         Director
------------------------------------------------
Robert A. Finkenzeller

                                                   Director
------------------------------------------------
Roger A. Gelfenbien

/s/ C. Michael Jacobi                              Director
------------------------------------------------
C. Michael Jacobi

/s/ Michael G. Morris                              Director
------------------------------------------------
Michael G. Morris



         The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Waterbury state of Connecticut, on April 30, 2003.

                                   WEBSTER BANK EMPLOYEE INVESTMENT PLAN



                                   By:    /s/ Patrick Murphy
                                          ---------------------------------
                                   Name:  Patrick Murphy
                                   Title: Plan Administrator

                                  EXHIBIT INDEX

   Exhibit
     No.                            Exhibit
     ---                            -------

     4.1 Webster Bank Employee Investment Plan, as amended and restated as of October 22, 2001.

     4.2        Adoption Agreement, dated October 22, 2001.

     4.3        Amendment No. 1 to the Plan, dated December 17, 2001.

     4.4        Amendment No. 2 to the Plan, dated May 10, 2002.

     4.5        Amendment No. 3 to the Plan, dated July 22, 2002.

     4.6        Amendment No. 4 to the Plan, dated October 2, 2002.

     4.7        Amendment No. 4(a) to the Plan, dated December 16, 2002.

     4.8        Amendment No. 5 to the Plan, dated December 16, 2002.

     4.9        Amendment No. 6 to the Plan, dated December 16, 2002.

     4.10       Amendment No. 7 to the Plan, dated December 16, 2002.

     4.11       Amendment No. 8 to the Plan, dated February 26, 2003.

     4.12       Second Restated Certificate of Incorporation (filed as Exhibit
                3.1 to the Corporation's Annual Report on Form 10-K filed with the SEC on March 29, 2000 and incorporated herein by reference).

     4.13 Certificate of Amendment (filed as Exhibit 3.2 to the Corporation's Annual Report on Form 10-K filed with the SEC on March 29, 2000 and incorporated herein by reference).

     4.14 Bylaws, as amended (filed as Exhibit 3 to the Corporation's Registration Statement on Form S-8 filed with the SEC on July 25, 2000 and incorporated herein by reference).

      5         IRS Determination Letter.

      23        Consent of KPMG LLP.

      24        Power of Attorney (included on signature page).